Exhibit 99.2

 Launch of Alternative Investments Platform/Acquisition of New Energy Capital Partners September 13, 2021

 Forward Looking Statements  2  This presentation may contain “forward-looking” statements that are based on our beliefs and assumptions and on information currently available to us. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, competitive position and potential organic and inorganic growth opportunities. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “seek,” “estimate,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or similar expressions and the negatives of those terms.  Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from the expected results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our beliefs and assumptions only as of the date of this presentation. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

 Strategic Rationale  New Energy Capital Partners Overview  Transaction Overview  Contents  3  Launch of Alternative Investments Platform

Transaction Overview

Victory Capital

TRANSACTION OVERVIEW, STRUCTURE, & ALIGNMENT

- Victory Capital to acquire 100% of New Energy Capital Partners (NEC)
- NEC will become the 11th Victory Capital Investment Franchise[1]
- NEC's investment team, process, and brand will remain unchanged
- Substantial economic alignment through revenue sharing and earnout structure
- Victory Capital's operations and distribution platform to provide scale and resources
- NEC's senior management and investment leadership will continue to be significant investors in the strategies that they manage
- Launches Victory Capital's Alternative Investments Platform

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FINANCING

- Paying $65 million at closing, financed with cash on hand and potentially revolver
    - Potential future payments based on revenue growth over a 6-year period
- Expect to close in the fourth quarter of 2021[1]
- No significant 1x integration costs
- Maintains capital flexibility for additional acquisitions

[1]*The transaction is subject to regulatory and other customary approvals, conditions and consents, including approvals by NEC's existing LPs.*

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Launch of Alternative Investments Platform

VictoryCapital

WHY ALTERNATIVE INVESTMENTS?

- Adds new organic and inorganic growth levers to business
- Attractive fee rates, margins, and length of capital commitment
- Leverages existing operating and distribution platform
- Broadens and diversifies product offerings
- Potential to deepen existing client relationships
- Value added through our capability to create new product vehicles and wrappers to broaden distribution for alternative managers
- Products are in demand and not easily disintermediated by passive strategies

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GUIDING PRINCIPLES

- Investment process autonomy
- Creative structuring to ensure alignment of incentives
- Significant organic growth potential
- Investment strategies that are value added to client portfolios
- Long-term investment performance excellence

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Strategic Rationale

Victory Capital

QUALITY INVESTMENT TEAM AND PROCESS

- Demonstrated investment excellence with 17-year investment performance track record
- Experienced and highly specialized team of professionals
- Proprietary knowledge across regulatory jurisdictions and clean/renewable energy technologies
- Strong cultural alignment with Victory Capital through shared entrepreneurial and ownership-oriented history

STRATEGIES IN HIGH DEMAND

- Clean and renewable energy investments are attracting capital as investors embrace ESG and impact investing
- Attractive income streams from stable long-term contracts with credit worthy counterparties
- Contractually managed risk, uncorrelated with energy commodities
- Tracking and reporting of environmental impacts

FINANCIAL & NET FLOW PROFILE

- Transaction expected to be immediately accretive to EPS
- Fee rates exceed firm-wide average realized fee rates
- Long-term locked up capital commitments
- Elevates organic growth profile

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New Energy Capital Partners Overview

VictoryCapital

NEW ENERGY CAPITAL

- Founded in 2004 by current CEO Scott Brown and Headquartered in Hanover, NH
- NEC was one of the first investors to focus on clean energy and infrastructure assets
- Private equity fund structures with 5- to 10-year life and ability to earn carried interest
- Invested in more than 40 transactions totaling >$3 billion in asset value
- 12 experienced investment professionals with more than 100 years of cumulative experience across the infrastructure and energy markets
- Ability to invest in multiple technologies across the capital stack in both projects and companies
- Proprietary deal origination from robust network of developers
- Diverse LP base of endowments, foundations, insurance companies, pension plans, health systems and family offices

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New Energy Capital Partners Overview  HISTORICAL FUND DEVELOPMENTNEC has a successful track record of raising funds and delivering strong returns for investors. Fund I, launched in 2004, has been fully realized and four funds are currently investing or in their harvesting stage:  8    FUND II  FUND III  FUND IV  FUND V  Fund Name  Alliance Fund I  Alliance Fund II  New Energy Capital Infrastructure Credit Fund  New Energy Capital Infrastructure Credit Fund II  Vintage (year)  2010  2015  2016  2018  Capital Commitments ($mm)  $114.6  $157.5  $328.3  $508.8  Focus  Hybrid  Hybrid  Debt  Debt  Initial Term  10-year Fund  10-year Fund  5-year Fund  6-year Fund